UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

Intellicheck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50296	11-3234779
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Broad Hollow Road, Suite B51, Melville, NY 11747

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC

Item 7.01. Regulation FD Disclosure.

Intellicheck, Inc. (the “Company”) is furnishing the following pursuant to Item 7.01, “Regulation FD Disclosure.”

Certain senior executives of the Company will be giving an on-line presentation to investors at the 32nd Annual Roth Conference on March 16, 2020. The presentation materials are attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

(d) Exhibits.

99.1	Intellicheck, Inc. Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 16, 2020	INTELLICHECK, INC.

	By:	/s/ Bill White
Bill White
Chief Financial Officer & Chief Operating Officer

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